Exhibit 10.14(c)

                  COLLATERAL ASSIGNMENT OF LEASES AND RENTS

     THIS ASSIGNMENT OF LEASES AND RENTS is made as of the 29th day of August 1996, by Stocker & Yale, Inc. a Massachusetts corporation (the "Assignor") to PRIMARY BANK, a New Hampshire banking corporation (the "Lender"), or to its order, at its principal office and mailing address of 35 Main Street, Peterborough, New Hampshire 03458, (the "Assignee").

                                   RECITALS
                                   --------

     A. Concurrently herewith, the Assignor has executed and delivered to the Assignee its promissory note to Assignee of even date herewith in the face amount of $1,500,000.00 ("Note"), secured by a Mortgage Deed and Security Agreement (the "Mortgage") with respect to the real property and improvements of the Assignor located at 32 Hampshire Road, Salem, Rockingham County, New Hampshire (the "Mortgaged Premises").

     B. As additional security for the Note and the obligations of the Assignor thereunder, the Assignor has executed and delivered to the Assignee this Collateral Assignment of Leases and Rents.

     NOW, THEREFORE, in consideration of Assignee making the loans evidenced by the Note, the Assignor, does hereby transfer, assign, deliver and grant a security interest to the Assignee in all of the right, title and interest of the Assignor in and to (1) all leases, subleases, tenancies and any other agreements, whether written or oral, now or hereafter existing with respect to any portion or portions of the Mortgaged Premises, together with any renewals or extentions thereof or any agreements in substitution therefor (all of which are hereinafter collectively referred to as the "Assigned Leases"), (2) all rents and other payments of every kind due or payable and to become due or payable to the Assignor by virtue of the Assigned Leases, or otherwise due or payable and to become due or payable to the Assignor as the result of any use, possession or occupancy of any portion or portions of the Mortgage Premises, and (3) all rights, title and interest of the Assignor in and to any and all guaranties of the Assigned Leases.

     TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns, for the purpose of securing (1) payment of the Note together with the interest thereon; (2) payment of all other sums, with interest thereon, to become due and payable to the Assignee hereunder, under the Mortgage or under any other instrument securing the Note; (3) performance and discharge of each and every obligation, covenant and agreement of the Assignor contained herein, or in the Note or Mortgage; and (4) payment of any other obligation of the Assignor to the Assignee now or hereafter existing, (said obligations are hereinafter collectively referred to as the "Obligations").

     This instrument of assignment is delivered and accepted upon the following terms and conditions:



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     1. Assignor's License to Operate if no Default. So long as no Event of
Default (as defined under the Obligations) or other default in the performance of the Obligations (subject to applicable cure periods) shall exist (hereinafter referred to as an "Event of Default"), the Assignor shall have a license to manage and operate the Mortgaged Premises and to collect, receive and apply for its own account all rents, issues and profits accruing by virtue of the Assigned Lease, and to execute and deliver proper receipts and acquittance therefor, provided, however, that without the written consent of the Assignee the Assignor shall not collect any installment of rent in advance of the respective dates prescribed in the Assigned Leases for the payment thereof other than one (1) month's advance rental in the form of a security deposit or as payment for the last one (1) month of any lease term (hereinafter referred to as "Permitted Advance Rental Payments").

     2. Assignee's Rights in Event of Default.

     2.1 Immediately upon the occurrence of any Event of Default, the license mentioned in the foregoing paragraph 1 hereof shall cease and terminate, and in such event in addition to any other remedies of the Assignee, upon notice of Assignee to each lessee of an Assigned Lease, all rentals thereafter payable to Assignor shall be paid to Assignee.

     2.2 The Assignor does hereby constitute and appoint the Assignee, irrevocably, with full power of substitution and revocation, its true and lawful attorney, for it and in its name, place and stead, upon the occurrence of an event of default, to do and perform any or all of the actions which Assignor is entitled to perform in connection with the Assigned Leases, as fully, to all intents and purposes, as it could do if personally present, hereby ratifying and confirming all that its said attorney or its substitute shall lawfully do or cause to be done by virtue hereof. Any action, or failure or refusal to act, by the Assignee under this subparagraph 2.2 shall be at its election and without any liability on its part.

     2.3 The Assignee shall apply the net amount of rents, issues and profits received by it from the Mortgaged premises, in the following order of priority:
(i) to payment of all proper costs and charges (including any liability, loss, expense or damage hereinafter referred to in paragraph 4.1 hereof), (ii) to the payment of all accrued but unpaid interest due under the Note, (iii) to the payment of principal under the Note to be applied to principal install ments in the inverse order of maturity, (iv) to the payment of any other amounts owed to Assignee and secured by the Mortgage, and (v) to the Assignor or such persons legally entitled thereto.

     2.4 The Assignee shall be accountable to the Assignor only for monies actually received by the Assignee and the acceptance of this assignment shall not constitute a satisfaction of any of the Obligations, except to the extent of amounts actually received and applied by the Assignee on account on the same.


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     2.5 The rights and powers of the Assignee hereunder shall continue and remain in full force and effect until all amounts secured hereby are paid in full.

     3. Covenants of Assignor. The Assignor, for itself and for its successors and assigns, agrees and warrants as follows:

          (a) that each of the Assigned leases now or hereafter in effect is and shall be a valid and subsisting lease and that there are no defaults on the part of any of the parties thereto;

          (b) that the Assignor has not sold, assigned, transferred, mortgaged or pledged any of the rents, issues or profits from the Mortgaged Premises or any part thereof, whether now or hereafter to become due, to any person, firm or corporation other than the Assignee;

          (c) that no rents, issues or profits of the Mortgaged Premises, or any part thereof, becoming due subsequent to the date hereof have been collected (other than permitted Advance Rental Payments) nor has payment of any of the same been anticipated, waived, released, discounted or otherwise discharged or compromised;

          (d) that it will not assign, pledge or otherwise encumber the Assigned Leases or any of the rents thereunder unless the prior written consent of the Assignee shall have been obtained thereto;

          (e) that it will not, without in each case having obtained the prior written consent of the Assignee, which consent shall not be unreasonably withheld, amend or modify, directly or indirectly in any material respect whatsoever, cancel, terminate, or accept any surrender of any Assigned Lease;

          (f) that it will not waive or give any consent with respect to any default or variation in the performance of any material term, covenant or condition on the part of the lessee, sublessee, tenant or other occupant to be performed under the Assigned Leases, but will at all times take proper steps to enforce all of the provisions and conditions thereof;

          (g) that it will perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to each of the Assigned Leases;

          (h) that it will, upon written request by the Assignee, serve such written notices upon any lessee under any Assigned Lease or any other occupant of any portion of the Mortgaged Premises concerning this assignment, or include among the written provisions of any instrument hereafter creating any such lease, sublease, tenancy or right of occupancy specific reference to this assignment, and make, execute and deliver all such powers of attorney, instruments of pledge or assignment, and such other instruments or documents as the Assignee may reasonably request at any time for the purpose of securing its rights hereunder; and


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          (i) that it will furnish to the Assignee, on demand, true copies of all Assigned Leases hereafter executed and true copies of each document effecting the renewal, amendment or modification of any Assigned Lease;

          (j) that it will not enter into any lease with respect to the Mortgaged Premises without first obtaining Assignee's written approval of the terms and conditions thereof and of the prospective lease thereunder, which approval shall not be unreasonably withheld;

          (k) that it will promptly notify Assignee of any extension or renewal of any Assigned Lease;

          (l) that, upon Assignee's request, from time to time, it will provide Assignee with a rent roll, dated as of the end of such fiscal quarter and certified as correct by the chief financial officer of Assignor, stating with respect to each lease of the Mortgaged Premises, or any portion thereof, the name of the tenant thereof, the rent paid by such tenant, the date to which such rent is paid, the date on which the tenant's leasehold interest terminate and the amount held by Assignor by way of security deposit from each such tenant;

          (m) that it will not enter into any agreement with any management agent or firm with respect to the Mortgaged Premises unless such agent or firm first agrees with Assignee to recognize Assignee's rights under this Collateral Assignment of Leases and Rents and further agrees, upon an occurrence of an event of default, to transfer all rents received by such agent or firm directly to Assignee upon Assignee's demand therefor.

     4. Indemnification.

     4.1 The Assignor hereby agrees to indemnify and hold the Assignee harmless against and from (a) any and all liability, loss, damage and expense, including reasonable attorneys' fees, which it may or shall incur or which may be asserted under or in connection with any of the Assigned Leases, or by reason of any breach of the Obligations, or by reason of any action taken or reasonable expenses incurred or paid by the Assignee under this Collateral Assignment of Leases and Rents or under any of the Obligations (including without limitation any action which the Assignee in its discretion may take to protect its interests in the Mortgaged Premises), and (b) any and all claims and demands whatsoever which may be incurred by or asserted against the Assignor by reason of any alleged obligations or undertaking on its part to perform or discharge any of the terms, covenants and conditions contained in any of the Assigned Leases. Assignee shall give prompt notice to Assignor of any claims made against Assignee. Assignor shall not be required to indemnify Assignee with respect to matter arising from Assignee's willful misconduct or gross negligence.

     4.2 Should the Assignee incur any such liability as described in Section 4.1, the amount thereof, together with interest thereon at the rate as set forth in the Note shall be payable by the Assignor to the Assignee within fifteen (15) days of demand, or at the option of the



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Assignee, the Assignee may reimburse itself therefor out of any rents, issues or profits of the Mortgaged Premises collected by the Assignee.

     4.3 Nothing contained herein shall operate or be construed to obligate the Assignee to perform any of the terms covenants or conditions contained in any Assigned Lease, or to take any measures, legal or otherwise, to enforce collection of any of said rents or other payments, or otherwise to impose any obligation upon the Assignee with respect to any of said leases, including but not limited to, any obligation arising out of any covenant of quiet enjoyment therein contained, in the event that any lessee shall have been joined as a party defendant in any action to foreclose the Mortgage and the estate of such lessee shall have been thereby terminated.

     4.4 Prior to actual entry into any taking possession of the Mortgaged Premises by the Assignee, this Assignment shall not operate to place upon the Assignee any responsibility for the operation, control, care, management or repair of the Mortgaged Premises, and the execution of this assignment by the Assignor shall constitute conclusive evidence that all responsibility of the operation, control, care, management and repair of the Mortgaged Premises is and shall be that of the Assignor prior to such actual entry and taking of possession.

     5. Exercise of Remedies. Failure of the Assignee to avail itself of any of the terms, covenants and conditions of this assignment for any period of time, or at any time or times, shall not be construed or deemed to be a waiver of any of its rights hereunder. The rights and remedies of the Assignee under this assignment are cumulative and are not in lieu of but are in addition to any other rights and remedies which the Assignee shall have under or by virtue of any other of the Obligations. The rights and remedies of the Assignee hereunder may be exercised from time to time and as often as such exercise is deemed expedient.

     6. Termination of this Assignment. Upon payment in full of all of the indebtedness secured by the Mortgage, as evidenced by a recorded satisfaction or release of the Mortgage, as well as any sums which may be payable hereunder, this assignment shall become and be void and of no effect and, in that event, upon the request of the Assignor and at its expense, the Assignee covenants to execute and deliver to the Assignor instruments effective to evidence the termination of this assignment and/or the reassignment to the Assignor of the rights, powers and authority granted herein.

   7. Notice. Any notice, demand, request or other communication given hereunder or in connection herewith (hereinafter "Notices") shall be deemed sufficient if in writing and sent by certified mail, postage prepaid, return receipt requested, address to the party to receive such Notice at its address first set forth above or at such other address as such party may hereafter designate by Notice given in like fashion. Notices shall be deemed given when mailed. Notwithstanding the foregoing, routine communications such as ordinary distribution checks, copies of documents, etc. may be sent by ordinary first class mail.


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     8. Miscellaneous Provisions.

     8.1 Wherever the context so requires, reference herein to the neuter gender shall include the masculine and/or feminine gender, and the singular number shall include the plural.

     8.2 This assignment shall be construed and enforced in accordance with and governed by the laws of the State of New Hampshire.

     8.3 No charge, amendment, modification, cancellation or discharge hereof, or of any part hereof, shall be valid unless the Assignee shall have consented thereto in writing.

     8.4 In the event there is any conflict between the terms and provisions of the Mortgage and the terms and provisions of this assignment, the terms and provisions of this assignment shall prevail.

     8.5 The terms, covenants, and conditions contained herein shall inure to the benefit of, and bind the Assignee and the Assignor and their respective successors and assigns or heirs, executors, administrators, successors and assigns, as the case may be.

     8.6 The captions of this assignment are for convenience and reference only and neither in any way define, limit, or describe the scope or interest of this assignment nor in any way affect this assignment.

     IN WITNESS WHEREOF, the Assignor has caused these presents to be executed by its duly authorized officer, on the day and year first above written.

                                        Stocker & Yale, Inc.

/s/                                     By:
--------------------------------            -----------------------------
Witness                                     /s/ Susan Hojer Sundell
                                            Susan Hojer Sundell
                                            Vice President, Finance

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH                                     August 29, 1996

     Personally appeared Susan Hojer Sundell, in her capacity as Vice President, Finance, of Stocker & Yale, Inc., known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument and acknowledged that he executed the same for the purposes therein contained on behalf of Stocker & Yale, Inc.

Before me,                              By
                                            ------------------------------
                                            /s/ Justice of the Peace


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